                                                                    EXHIBIT 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                       $   7,576,846.49

RECEIPTS:
  1. Receipts from Operations                           $              -
  2. Other Receipts                                     $              -
                                                        ----------------
TOTAL RECEIPTS                                          $              -

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                        $              -
     b. Others                                          $              -
  4. Taxes
     a. Federal Income Taxes                            $              -
     b. FICA Withholdings                               $              -
     c. Employee's withholdings                         $              -
     d. Employer's FICA                                 $              -
     e. Federal Unemployment Taxes                      $              -
     f. State Income Tax                                $              -
     g. State Employee withholdings                     $              -
     h. All other state taxes                           $              -

  5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                     $              -
     b. Utilities                                       $              -
     c. Insurance                                       $              -
     d. Merchandise bought for manufacture or sell      $              -
     e. Other necessary expenses
        Professional Fees                               $       7,662.39
        Record Storage Fees                             $         641.48
        Other                                           $         165.00
                                                        ----------------
TOTAL DISBURSEMENTS                                     $       8,468.87
Less:  Disbursements paid by Parent or Affiliates       $      (8,468.87)
                                                        ----------------
ADJUSTED TOTAL DISBURSEMENTS                            $              -
                                                        ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD     $              -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                 $              -
                                                        ----------------
ENDING BALANCE IN Bank of America 3751607047            $   6,764,835.57
ENDING BALANCE IN Bank of America 3751567556            $     812,010.92
                                                        ----------------
ENDING BALANCE IN ALL ACCOUNTS                          $   7,576,846.49
                                                        ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: October 31, 2002

STATEMENT OF INVENTORY
  Beginning Inventory                   $            -
  Add: purchases                        $            -
  Less: goods sold                      $            -
                                        --------------
  Ending inventory                      $            -
                                        ==============
PAYROLL INFORMATION STATEMENT

  Gross payroll for this period         $            -
  Payroll taxes due but unpaid          $            -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR      AMOUNT OF          NUMBER OF            AMOUNT OF
 NAME OF CREDITOR/LESSOR  PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
------------------------  --------------  ---------------  -------------------  -------------------
Waterton Printers Square     Monthly      $     12,784.41           0           $                 -
One Wilshire Arcade          Monthly      $     24,965.68           1           $         24,965.68

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                     For the Month Ending: October 31, 2002

STATEMENT OF AGED RECEIVABLES

                                                       3RD PARTY*       INTERCOMPANY           TOTAL
                                                    ----------------  ----------------  ------------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                      $ 100,072,125.78  $     119,099.49  $   100,191,225.27
    Add: sales on account                           $              -  $              -  $                -
    Less: customer credits                          $              -  $              -  $                -
    Less: collections                               $              -  $              -  $                -
    Less: offsets                                   $              -  $              -  $                -
    Less: application of customer deposits                                 $         -  $                -
                                                    ----------------  ----------------  ------------------
    End of month balance                            $ 100,072,125.78  $     119,099.49  $   100,191,225.27
                                                    ================  ================  ==================

0-30 Days             31-60 Days                       61-90 Days       Over 90 Days    End of Month Total
---------             ----------                    ----------------  ----------------  ------------------
$       -             $        -                    $              -  $ 100,072,125.78  $   100,072,125.78

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                       3RD PARTY        INTERCOMPANY           TOTAL
                                                    ----------------  ----------------  ------------------
Beginning of month balance                          $     534,436.18  $   7,755,222.44  $     8,289,658.62
Add: sales on account**                             $       8,468.87  $              -  $         8,468.87
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate    $      (8,468.87) $       8,468.87  $                -
   Net cash advanced by Parent or Affiliate         $              -  $              -  $                -
   Credit extended by Parent or Affiliate           $              -  $              -  $                -
   Amounts collected on behalf of Affiliate         $              -  $              -  $                -
Less: payments                                      $              -  $              -  $                -
                                                    ----------------  ----------------  ------------------
End of month balance                                $     534,436.18  $   7,763,691.31  $     8,298,127.49
                                                    ================  ================  ==================

0-30 Days             31-60 Days                       61-90 Days       Over 90 Days    End of Month Total
---------             ----------                    ----------------  ----------------  ------------------
$       -             $        -                    $              -  $     534,436.18  $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                     For the Month Ending: October 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

 1.  Federal income taxes                       Yes (X)                    No ( )

 2.  FICA withholdings                          Yes (X)                    No ( )

 3.  Employee's withholdings                    Yes (X)                    No ( )

 4.  Employer's FICA                            Yes (X)                    No ( )

 5.  Federal unemployment taxes                 Yes (X)                    No ( )

 6.  State income tax                           Yes (X)                    No ( )

 7.  State employee withholdings                Yes (X)                    No ( )

 8.  All other state taxes                                See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                               _________________________________
                                               For the Debtor In Possession

                                               Henry C. Lyon
                                               Designated Officer

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                       $   7,576,846.49

RECEIPTS:
  1. Receipts from Operations                           $              -
  2. Other Receipts                                     $              -
                                                        ----------------

TOTAL RECEIPTS                                          $              -

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                        $              -
     b. Others                                          $              -

  4. Taxes
     a. Federal Income Taxes                            $              -
     b. FICA Withholdings                               $              -
     c. Employee's withholdings                         $              -
     d. Employer's FICA                                 $              -
     e. Federal Unemployment Taxes                      $              -
     f. State Income Tax                                $              -
     g. State Employee withholdings                     $              -
     h. All other state taxes                           $              -

  5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                     $              -
     b. Utilities                                       $              -
     c. Insurance                                       $              -
     d. Merchandise bought for manufacture or sell      $              -
     e. Other necessary expenses
        Professional Fees                               $       2,735.44
        Record Storage Fees                             $         641.48
        Other                                           $         750.00
                                                        ----------------
TOTAL DISBURSEMENTS                                     $       4,126.92
Less:  Disbursements paid by Parent or Affiliates       $       4,126.92)
                                                        ----------------
ADJUSTED TOTAL DISBURSEMENTS                            $              -
                                                        ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD     $              -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                 $              -
                                                        ----------------
ENDING BALANCE IN Bank of America 3751607047            $   6,764,835.57
ENDING BALANCE IN Bank of America 3751567556            $     812,010.92
                                                        ----------------
ENDING BALANCE IN ALL ACCOUNTS                          $   7,576,846.49
                                                        ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: November 30, 2002

STATEMENT OF INVENTORY
----------------------
  Beginning Inventory                 $             -
  Add: purchases                      $             -
  Less: goods sold                    $             -
                                      ---------------
  Ending inventory                    $             -
                                      ===============
PAYROLL INFORMATION STATEMENT

  Gross payroll for this period       $             -
  Payroll taxes due but unpaid        $             -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR      AMOUNT OF           NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE  REGULAR PAYMENT   PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
------------------------  --------------  ---------------   -------------------   -------------------
Waterton Printers Square      Monthly     $     12,784.41            0            $                 -
One Wilshire Arcade           Monthly     $     24,965.68            1            $         24,965.68

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: November 30, 2002

STATEMENT OF AGED RECEIVABLES

                                                               3RD PARTY*        INTERCOMPANY            TOTAL
                                                          ------------------   -----------------  ------------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                            $   100,072,125.78   $      119,099.49  $   100,191,225.27
    Add: sales on account                                 $                -   $               -  $                -
    Less: customer credits                                $                -   $               -  $                -
    Less: collections                                     $                -   $               -  $                -
    Less: offsets                                         $                -   $               -  $                -
    Less: application of customer deposits                                     $               -  $                -
                                                          ------------------   -----------------  ------------------
    End of month balance                                  $   100,072,125.78   $      119,099.49  $   100,191,225.27
                                                          ==================   =================  ==================

0-30 Days              31-60 Days                         61-90 Days         Over 90 Days     End of Month Total
---------              ----------                     ------------------   -----------------  ------------------
$       -              $        -                     $                -   $  100,072,125.78  $   100,072,125.78

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                          3RD PARTY          INTERCOMPANY            TOTAL
                                                      ------------------   -----------------  ------------------
Beginning of month balance                            $       534,436.18   $    7,763,691.31  $     8,298,127.49
Add: sales on account**                               $         4,126.92   $               -  $         4,126.92
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate      $        (4,126.92)  $        4,126.92  $                -
   Net cash advanced by Parent or Affiliate           $                -   $               -  $                -
   Credit extended by Parent or Affiliate             $                -   $               -  $                -
   Amounts collected on behalf of Affiliate           $                -   $               -  $                -
Less: payments                                        $                -   $               -  $                -
                                                      ------------------   -----------------  ------------------
End of month balance                                  $       534,436.18   $    7,767,818.23  $     8,302,254.41
                                                      ==================   =================  ==================

0-30 Days              31-60 Days                          90 Days           Over 90 Days     End of Month Total
---------              ----------                     ------------------   -----------------  ------------------
$       -              $        -                     $                -   $      534,436.18  $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: November 30, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.  Federal income taxes                     Yes (X)                    No ( )

2.  FICA withholdings                        Yes (X)                    No ( )

3.  Employee's withholdings                  Yes (X)                    No ( )

4.  Employer's FICA                          Yes (X)                    No ( )

5.  Federal unemployment taxes               Yes (X)                    No ( )

6.  State income tax                         Yes (X)                    No ( )

7.  State employee withholdings              Yes (X)                    No ( )

8.  All other state taxes                             See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     ___________________________________________
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,576,846.49

RECEIPTS:
     1. Receipts from Operations                                                $     2,500.00
     2. Other Receipts                                                          $            -
                                                                                --------------

TOTAL RECEIPTS                                                                  $     2,500.00

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes                                               $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses
            Professional Fees                                                   $     8,763.07
            Record Storage Fees                                                 $       641.48
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $     9,404.55
Less:  Disbursements paid by Parent or Affiliates                               $    (9,404.55)
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $     2,500.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN Bank of America 3751607047                                    $ 6,764,835.57
ENDING BALANCE IN Bank of America 3751567556                                    $   814,510.92

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,579,346.49
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2002

Bank:            Bank of America
Location:        Dallas, Texas
Account Name:    Customer Connection Analyzed Checking
Account Number:  3751567556

DATE RECEIVED                     DESCRIPTION                       AMOUNT
-------------  -----------------------------------------------  --------------
  12/31/02     Suntel Metro                                     $     2,500.00

                                                                --------------
                                                         Total  $     2,500.00
                                                                ==============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: December 31, 2002

STATEMENT OF INVENTORY

Beginning Inventory              $         -
Add: purchases                   $         -
Less: goods sold                 $         -
                                 -----------
Ending inventory                 $         -
                                 ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period    $         -
Payroll taxes due but unpaid     $         -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR     AMOUNT OF           NUMBER OF           AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
------------------------  --------------  ---------------  -------------------  -------------------
Waterton Printers Square      Monthly     $     12,784.41          0            $                 -
One Wilshire Arcade           Monthly     $     24,965.68          1            $         24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: December 31, 2002

STATEMENT OF AGED RECEIVABLES

                                                        3RD PARTY*       INTERCOMPANY         TOTAL
                                                     ----------------   --------------   ----------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                       $ 100,072,125.78   $   119,099.49   $ 100,191,225.27
    Add: sales on account                            $              -   $            -   $              -
    Less: customer credits                           $     (39,815.15)  $            -   $     (39,815.15)
    Less: collections                                $      (2,500.00)  $            -   $      (2,500.00)
    Less: offsets                                    $              -   $            -   $              -
    Less: application of customer deposits                              $            -   $              -
                                                     ----------------   --------------   ----------------
    End of month balance                             $ 100,029,810.63   $   119,099.49   $ 100,148,910.12
                                                     ================   ==============   ================

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------  ----------------  ------------------
$       -  $        -  $        -  $ 100,029,810.63  $   100,029,810.63

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                    3RD PARTY        INTERCOMPANY         TOTAL
                                                 ----------------   --------------   ----------------
Beginning of month balance                       $     534,436.18   $ 7,767,818.23   $   8,302,254.41
Add: sales on account**                          $       9,404.55   $            -   $       9,404.55
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $      (9,404.55)  $     9,404.55   $              -
  Net cash advanced by Parent or Affiliate       $              -   $            -   $              -
  Credit extended by Parent or Affiliate         $              -   $            -   $              -
  Amounts collected on behalf of Affiliate       $              -   $            -   $              -
Less: payments                                   $              -   $            -   $              -
                                                 ----------------   --------------   ----------------
End of month balance                             $     534,436.18   $ 7,777,222.78   $   8,311,658.96
                                                 ================   ==============   ================

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------  ----------------  ------------------
$       -  $        -  $        -  $     534,436.18  $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: December 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

          1.   Federal income taxes              Yes (X)         No ( )

          2.   FICA withholdings                 Yes (X)         No ( )

          3.   Employee's withholdings           Yes (X)         No ( )

          4.   Employer's FICA                   Yes (X)         No ( )

          5.   Federal unemployment taxes        Yes (X)         No ( )

          6.   State income tax                  Yes (X)         No ( )

          7.   State employee withholdings       Yes (X)         No ( )

          8.   All other state taxes                 See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                       _________________________________________
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,579,346.49

RECEIPTS:
     1. Receipts from Operations                                                $     2,500.00
     2. Other Receipts                                                          $            -
                                                                                --------------

TOTAL RECEIPTS                                                                  $     2,500.00

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes                                               $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses
            Professional Fees                                                   $            -
            Record Storage Fees                                                 $       666.63
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $       666.63
Less:  Disbursements paid by Parent or Affiliates                               $      (666.63)
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $     2,500.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN Bank of America 3751607047                                    $ 6,764,835.57
ENDING BALANCE IN Bank of America 3751567556                                    $   817,010.92

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,581,846.49
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2003

Bank:            Bank of America
Location:        Dallas, Texas
Account Name:    Customer Connection Analyzed Checking
Account Number:  3751567556

     DATE RECEIVED                DESCRIPTION             AMOUNT
-------------------------   ------------------------  --------------
Receipts from Operations:

     01/15/03                   Suntel Metro          $     2,500.00

                                                      --------------
                                               Total  $     2,500.00
                                                      ==============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: January 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory              $         -
Add: purchases                   $         -
Less: goods sold                 $         -
                                 -----------
Ending inventory                 $         -
                                 ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period    $         -
Payroll taxes due but unpaid     $         -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR     AMOUNT OF           NUMBER OF           AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
------------------------  --------------  ---------------  -------------------  -------------------
Waterton Printers Square      Monthly     $     12,784.41          0            $                 -
One Wilshire Arcade           Monthly     $     24,965.68          1            $         24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: January 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                        3RD PARTY*       INTERCOMPANY         TOTAL
                                                     ----------------   --------------   ----------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                       $ 100,029,810.63   $   119,099.49   $ 100,148,910.12
    Add: sales on account                            $              -   $            -   $              -
    Add: customer credits                            $              -   $            -   $              -
    Less: collections                                $      (2,500.00)  $            -   $      (2,500.00)
    Less: offsets                                    $              -   $            -   $              -
    Less: application of customer deposits                              $            -   $              -
                                                     ----------------   --------------   ----------------
    End of month balance                             $ 100,027,310.63   $   119,099.49   $ 100,146,410.12
                                                     ================   ==============   ================

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------  ----------------  ------------------
$       -  $        -  $        -  $ 100,029,310.63  $   100,029,310.63

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                    3RD PARTY        INTERCOMPANY        TOTAL
                                                 ----------------   --------------   ----------------
Beginning of month balance                       $     534,436.18   $ 7,777,222.78   $   8,311,658.96
Add: sales on account**                          $         666.63   $            -   $         666.63
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $        (666.63)  $       666.63   $              -
  Net cash advanced by Parent or Affiliate       $              -   $            -   $              -
  Credit extended by Parent or Affiliate         $              -   $            -   $              -
  Amounts collected on behalf of Affiliate       $              -   $            -   $              -
Less: payments                                   $              -   $            -   $              -
                                                 ----------------   --------------   ----------------
End of month balance                             $     534,436.18   $ 7,777,889.41   $   8,312,325.59
                                                 ================   ==============   ================

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------  ----------------  ------------------
$       -  $        -  $        -  $     534,436.18  $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: January 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

           1.   Federal income taxes               Yes (X)          No ( )

           2.   FICA withholdings                  Yes (X)          No ( )

           3.   Employee's withholdings            Yes (X)          No ( )

           4.   Employer's FICA                    Yes (X)          No ( )

           5.   Federal unemployment taxes         Yes (X)          No ( )

           6.   State income tax                   Yes (X)          No ( )

           7.   State employee withholdings        Yes (X)          No ( )

           8.   All other state taxes                  See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                   _____________________________________________
                                   For the Debtor In Possession

                                   Henry C. Lyon
                                   Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 28, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,581,846.49

RECEIPTS:
     1. Receipts from Operations                                                $     2,500.00
     2. Other Receipts                                                          $       120.00
                                                                                --------------

TOTAL RECEIPTS                                                                  $     2,620.00

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes                                               $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses
            Professional Fees                                                   $            -
            Record Storage Fees                                                 $       666.88
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $       666.88
Less:  Disbursements paid by Parent or Affiliates                               $      (666.88)
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $     2,620.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN Bank of America 3751607047                                    $ 6,764,955.57
ENDING BALANCE IN Bank of America 3751567556                                    $   819,510.92

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,584,466.49
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 28, 2003

Bank:            Bank of America
Location:        Dallas, Texas
Account Name:    Customer Connection Analyzed Checking
Account Number:  3751567556

     DATE RECEIVED                DESCRIPTION             AMOUNT
-------------------------   ------------------------  --------------
Receipts from Operations:

     02/12/03                   Suntel Metro          $     2,500.00

                                                      --------------
                                               Total  $     2,500.00
                                                      ==============

Other Receipts:

     02/12/03                 State of New Jersey     $       120.00

                                                      --------------
                                               Total  $       120.00
                                                      ==============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: February 28, 2003

STATEMENT OF INVENTORY

Beginning Inventory              $         -
Add: purchases                   $         -
Less: goods sold                 $         -
                                 -----------
Ending inventory                 $         -
                                 ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period    $         -
Payroll taxes due but unpaid     $         -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR     AMOUNT OF           NUMBER OF           AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
------------------------  --------------  ---------------  -------------------  -------------------
Waterton Printers Square      Monthly     $     12,784.41          0            $                 -
One Wilshire Arcade           Monthly     $     24,965.68          1            $         24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: February 28, 2003

STATEMENT OF AGED RECEIVABLES

                                                        3RD PARTY*       INTERCOMPANY         TOTAL
                                                     ----------------   --------------   ----------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                       $ 100,027,810.63   $   119,099.49   $ 100,146,410.12
    Add: sales on account                            $              -   $            -   $              -
    Add: customer credits                            $              -   $            -   $              -
    Less: collections                                $      (2,500.00)  $            -   $      (2,500.00)
    Less: offsets                                    $              -   $            -   $              -
    Less: application of customer deposits                              $            -   $              -
                                                     ----------------   --------------   ----------------
    End of month balance                             $ 100,024,810.63   $   119,099.49   $ 100,143,910.12
                                                     ================   ==============   ================

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------  ----------------  ------------------
$       -  $        -  $        -  $ 100,024,810.63  $   100,024,810.63

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                    3RD PARTY        INTERCOMPANY         TOTAL
                                                 ----------------   --------------   ----------------
Beginning of month balance                       $     534,436.18   $ 7,777,889.41   $   8,312,325.59
Add: sales on account**                          $         666.88   $            -   $         666.88
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $        (666.88)  $       666.88   $              -
  Net cash advanced by Parent or Affiliate       $              -   $            -   $              -
  Credit extended by Parent or Affiliate         $              -   $            -   $              -
  Amounts collected on behalf of Affiliate       $              -   $            -   $              -
Less: payments                                   $              -   $            -   $              -
                                                 ----------------   --------------   ----------------
End of month balance                             $     534,436.18   $ 7,778,556.29   $   8,312,992.47
                                                 ================   ==============   ================

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------  ----------------  ------------------
$       -  $        -  $        -  $     534,436.18  $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                     For the Month Ending: February 28, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

           1.   Federal income taxes               Yes (X)          No ( )

           2.   FICA withholdings                  Yes (X)          No ( )

           3.   Employee's withholdings            Yes (X)          No ( )

           4.   Employer's FICA                    Yes (X)          No ( )

           5.   Federal unemployment taxes         Yes (X)          No ( )

           6.   State income tax                   Yes (X)          No ( )

           7.   State employee withholdings        Yes (X)          No ( )

           8.   All other state taxes                  See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                   _____________________________________________
                                   For the Debtor In Possession

                                   Henry C. Lyon
                                   Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,584,466.49

RECEIPTS:
     1. Receipts from Operations                                                $            -
     2. Other Receipts                                                          $            -
                                                                                --------------

TOTAL RECEIPTS                                                                  $            -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes                                               $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses
            U.S. Trustee Fee                                                    $       750.00
            Professional Fees                                                   $    10,349.81
            Record Storage Fees                                                 $       666.88
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $    11,766.69
Less:  Disbursements paid by Parent or Affiliates                               $   (11,766.69)
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN Bank of America 3751607047                                    $ 6,764,955.57
ENDING BALANCE IN Bank of America 3751567556                                    $   819,510.92

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,584,466.49
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: March 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory              $         -
Add: purchases                   $         -
Less: goods sold                 $         -
                                 -----------
Ending inventory                 $         -
                                 ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period    $         -
Payroll taxes due but unpaid     $         -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR     AMOUNT OF           NUMBER OF           AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
------------------------  --------------  ---------------  -------------------  -------------------
Waterton Printers Square      Monthly     $     12,784.41          0            $                 -
One Wilshire Arcade           Monthly     $     24,965.68          1            $         24,965.68

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: March 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                        3RD PARTY*       INTERCOMPANY         TOTAL
                                                     ----------------   --------------   ----------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                       $ 100,024,810.63   $   119,099.49   $ 100,143,910.12
    Add: sales on account                            $              -   $            -   $              -
    Add: customer credits                            $              -   $            -   $              -
    Less: collections                                $              -   $            -   $              -
    Less: offsets                                    $              -   $            -   $              -
    Less: application of customer deposits                              $            -   $              -
                                                     ----------------   --------------   ----------------
    End of month balance                             $ 100,024,810.63   $   119,099.49   $ 100,143,910.12
                                                     ================   ==============   ================

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------  ----------------  ------------------
$       -  $        -  $        -  $ 100,024,810.63  $   100,024,810.63

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                    3RD PARTY        INTERCOMPANY         TOTAL
                                                 ----------------   --------------   ----------------
Beginning of month balance                       $     534,436.18   $ 7,778,556.29   $   8,312,992.47
Add: sales on account**                          $      11,766.69   $            -   $      11,766.69
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $     (11,766.69)  $    11,766.69   $              -
  Net cash advanced by Parent or Affiliate       $              -   $            -   $              -
  Credit extended by Parent or Affiliate         $              -   $            -   $              -
  Amounts collected on behalf of Affiliate       $              -   $            -   $              -
Less: payments                                   $              -   $            -   $              -
                                                 ----------------   --------------   ----------------
End of month balance                             $     534,436.18   $ 7,790,322.98   $   8,324,736.18
                                                 ================   ==============   ================

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------  ----------------  ------------------
$       -  $        -  $        -  $     534,436.18  $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: March 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

           1.   Federal income taxes               Yes (X)          No ( )

           2.   FICA withholdings                  Yes (X)          No ( )

           3.   Employee's withholdings            Yes (X)          No ( )

           4.   Employer's FICA                    Yes (X)          No ( )

           5.   Federal unemployment taxes         Yes (X)          No ( )

           6.   State income tax                   Yes (X)          No ( )

           7.   State employee withholdings        Yes (X)          No ( )

           8.   All other state taxes                  See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     ___________________________________________
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,584,466.49

RECEIPTS:
     1. Receipts from Operations                                                $            -
     2. Other Receipts                                                          $            -
                                                                                --------------

TOTAL RECEIPTS                                                                  $            -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes                                               $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses
            Professional Fees                                                   $     3,279.58
            Record Storage Fees                                                 $       666.88
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $     3,946.46
Less:  Disbursements paid by Parent or Affiliates                               $    (3,946.46)
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN Bank of America 3751607047                                    $ 6,764,955.57
ENDING BALANCE IN Bank of America 3751567556                                    $   819,510.92

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,584,466.49
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: April 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory              $         -
Add: purchases                   $         -
Less: goods sold                 $         -
                                 -----------
Ending inventory                 $         -
                                 ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period    $         -
Payroll taxes due but unpaid     $         -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR     AMOUNT OF           NUMBER OF           AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
------------------------  --------------  ---------------  -------------------  -------------------
Waterton Printers Square      Monthly     $     12,784.41          0            $                 -
One Wilshire Arcade           Monthly     $     24,965.68          1            $         24,965.68

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: April 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                        3RD PARTY*       INTERCOMPANY         TOTAL
                                                     ----------------   --------------   ----------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                       $ 100,024,810.63   $   119,099.49   $ 100,143,910.12
    Add: sales on account                            $              -   $            -   $              -
    Add: customer credits                            $              -   $            -   $              -
    Less: collections                                $              -   $            -   $              -
    Less: offsets                                    $              -   $            -   $              -
    Less: application of customer deposits                              $            -   $              -
                                                     ----------------   --------------   ----------------
    End of month balance                             $ 100,024,810.63   $   119,099.49   $ 100,143,910.12
                                                     ================   ==============   ================

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------  ----------------  ------------------
$       -  $        -  $        -  $ 100,024,810.63  $   100,024,810.63

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                    3RD PARTY        INTERCOMPANY         TOTAL
                                                 ----------------   --------------   ----------------
Beginning of month balance                       $     534,436.18   $ 7,790,322.98   $   8,324,759.16
Add: sales on account**                          $       3,946.46   $            -   $       3,946.46
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $      (3,946.46)  $     3,946.46   $              -
  Net cash advanced by Parent or Affiliate       $              -   $            -   $              -
  Credit extended by Parent or Affiliate         $              -   $            -   $              -
  Amounts collected on behalf of Affiliate       $              -   $            -   $              -
Less: payments                                   $              -   $            -   $              -
                                                 ----------------   --------------   ----------------
End of month balance                             $     534,436.18   $ 7,794,269.44   $   8,328,705.62
                                                 ================   ==============   ================

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------  ----------------  ------------------
$       -  $        -  $        -  $     534,436.18  $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: April 30, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

           1.   Federal income taxes               Yes (X)          No ( )

           2.   FICA withholdings                  Yes (X)          No ( )

           3.   Employee's withholdings            Yes (X)          No ( )

           4.   Employer's FICA                    Yes (X)          No ( )

           5.   Federal unemployment taxes         Yes (X)          No ( )

           6.   State income tax                   Yes (X)          No ( )

           7.   State employee withholdings        Yes (X)          No ( )

           8.   All other state taxes                  See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     ___________________________________________
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,584,466.49

RECEIPTS:
     1. Receipts from Operations                                                $            -
     2. Other Receipts                                                          $            -
                                                                                --------------

TOTAL RECEIPTS                                                                  $            -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes                                               $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses
            U.S. Trustee Fee                                                    $       500.00
            Professional Fees                                                   $    19,379.25
            Record Storage Fees                                                 $       666.88
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $    20,546.13
Less:  Disbursements paid by Parent or Affiliates                               $   (20,546.13)
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN Bank of America 3751607047                                    $ 6,764,955.57
ENDING BALANCE IN Bank of America 3751567556                                    $   819,510.92

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,584,466.49
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: May 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory              $         -
Add: purchases                   $         -
Less: goods sold                 $         -
                                 -----------
Ending inventory                 $         -
                                 ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period    $         -
Payroll taxes due but unpaid     $         -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR     AMOUNT OF           NUMBER OF           AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
------------------------  --------------  ---------------  -------------------  -------------------
Waterton Printers Square      Monthly     $     12,784.41          0            $                 -
One Wilshire Arcade           Monthly     $     24,965.68          1            $         24,965.68

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: May 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                              3RD PARTY*             INTERCOMPANY        TOTAL
                                                              ----------             ------------        -----
ACCOUNTS RECEIVABLE
          Beginning of month balance                       $ 100,024,810.63         $ 119,099.49    $ 100,143,910.12
          Add: sales on account                            $              -         $          -    $              -
          Less: customer credits                           $              -         $          -    $              -
          Less: collections                                $              -         $          -    $              -
          Less: offsets                                    $              -         $          -    $              -
          Less: application of customer deposits                                    $          -    $              -
                                                           ----------------         ------------    ----------------
          End of month balance                             $ 100,024,810.63         $ 119,099.49    $ 100,143,910.12
                                                           ================         ============    ================

0-30 Days                 31-60 Days           61-90 Days        Over 90 Days     End of Month Total
---------                 ----------           ----------        ------------     ------------------
$      -                  $       -            $       -       $ 100,024,810.63   $   100,024,810.63

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                     3RD PARTY          INTERCOMPANY            TOTAL
                                                     ---------          ------------            -----
Beginning of month balance                         $  534,436.18       $ 7,794,269.44      $ 8,328,705.62
Add: sales on account**                            $   20,546.13       $            -      $    20,546.13
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate   $  (20,546.13)      $    20,546.13      $            -
   Net cash advanced by Parent or Affiliate        $           -       $            -      $            -
   Credit extended by Parent or Affiliate          $           -       $            -      $            -
   Amounts collected on behalf of Affiliate        $           -       $            -      $            -
Less: payments                                     $           -       $            -      $            -
                                                   -------------       --------------      --------------
End of month balance                               $  534,436.18       $ 7,814,815.57      $ 8,349,251.75
                                                   =============       ==============      ==============

0-30 Days            31-60 Days           61-90 Days          Over 90 Days     End of Month Total
---------            ----------           ----------          ------------     ------------------
$      -             $        -           $       -           $ 534,436.18     $   534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: May 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.        Federal income taxes                     Yes (X)                    No ( )

2.        FICA withholdings                        Yes (X)                    No ( )

3.        Employee's withholdings                  Yes (X)                    No ( )

4.        Employer's FICA                          Yes (X)                    No ( )

5.        Federal unemployment taxes               Yes (X)                    No ( )

6.        State income tax                         Yes (X)                    No ( )

7.        State employee withholdings              Yes (X)                    No ( )

8.        All other state taxes                           See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                 _______________________________
                                                 For the Debtor In Possession

                                                 Henry C. Lyon
                                                 Designated Officer

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,584,466.49

RECEIPTS:
     1. Receipts from Operations                                                $            -
     2. Other Receipts                                                          $            -
                                                                                --------------
TOTAL RECEIPTS                                                                  $            -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes                                               $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses
             Professional Fees                                                  $     7,291.03
             Record Storage Fees                                                $       666.88
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $     7,957.91
Less:  Disbursements paid by Parent or Affiliates                               $    (7,957.91)
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN Bank of America 3751607047                                    $ 6,764,955.57
ENDING BALANCE IN Bank of America 3751567556                                    $   819,510.92

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,584,466.49
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: June 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory          $            -
Add: purchases               $            -
Less: goods sold             $            -
                             --------------
Ending inventory             $            -
                             ==============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $      -
Payroll taxes due but unpaid    $      -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR               AMOUNT OF               NUMBER OF                AMOUNT OF
  NAME OF CREDITOR/LESSOR        PAYMENT IS DUE          REGULAR PAYMENT        PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
  -----------------------        --------------          ---------------        -------------------     -------------------
Waterton Printers Square             Monthly              $ 12,784.41                     0                  $         -
One Wilshire Arcade                  Monthly              $ 24,965.68                     1                  $ 24,965.68

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: June 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                                3RD PARTY*          INTERCOMPANY            TOTAL
                                                                ----------          ------------            -----
ACCOUNTS RECEIVABLE
            Beginning of month balance                       $ 100,024,810.63       $ 119,099.49       $ 100,143,910.12
            Add: sales on account                            $              -       $          -       $              -
            Less: customer credits                           $              -       $          -       $              -
            Less: collections                                $              -       $          -       $              -
            Less: offsets                                    $              -       $          -       $              -
            Less: application of customer deposits                                  $          -       $              -
                                                             ----------------       ------------       ----------------
            End of month balance                             $ 100,024,810.63       $ 119,099.49       $ 100,143,910.12
                                                             ================       ============       ================

0-30 Days                         31-60 Days            61-90 Days       Over 90 Days       End of Month Total
---------                         ----------            ----------       ------------       ------------------
$      -                          $       -             $       -      $ 100,024,810.63     $  100,024,810.63

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                   3RD PARTY          INTERCOMPANY            TOTAL
                                                   ---------          ------------            -----
Beginning of month balance                        $ 534,436.18       $ 7,814,815.57        $ 8,349,251.75
Add: sales on account**                           $   7,957.91       $            -        $     7,957.91
Add: intercompany activity

   Expenses paid directly by Parent or Affiliate  $  (7,957.91)      $     7,957.91        $            -
   Net cash advanced by Parent or Affiliate       $          -       $            -        $            -
   Credit extended by Parent or Affiliate         $          -       $            -        $            -
   Amounts collected on behalf of Affiliate       $          -       $            -        $            -
Less: payments                                    $          -       $            -        $            -
                                                  ------------       --------------        --------------
End of month balance                              $ 534,436.18       $ 7,822,773.48        $ 8,357,209.66
                                                  ============       ==============        ==============

0-30 Days               31-60 Days        61-90 Days          Over 90 Days     End of Month Total
---------               ----------        ----------          ------------     ------------------
$      -                $        -        $       -           $ 534,436.18        $ 534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: June 30, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.        Federal income taxes                     Yes (X)                  No ( )

2.        FICA withholdings                        Yes (X)                  No ( )

3.        Employee's withholdings                  Yes (X)                  No ( )

4.        Employer's FICA                          Yes (X)                  No ( )

5.        Federal unemployment taxes               Yes (X)                  No ( )

6.        State income tax                         Yes (X)                  No ( )

7.        State employee withholdings              Yes (X)                  No ( )

8.        All other state taxes                           See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                   _____________________________
                                                   For the Debtor In Possession

                                                   Henry C. Lyon
                                                   Designated Officer

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,584,466.49

RECEIPTS:
     1. Receipts from Operations                                                $            -
     2. Other Receipts                                                          $            -
                                                                                --------------
TOTAL RECEIPTS                                                                  $            -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes                                               $            -
     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses
             U.S. Trustee Fee
             Professional Fees                                                  $     7,634.98
             Record Storage Fees                                                $       666.88
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $     8,301.86
Less:  Disbursements paid by Parent or Affiliates                               $    (8,301.86)
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN Bank of America 3751607047                                    $ 6,764,955.57
ENDING BALANCE IN Bank of America 3751567556                                    $   819,510.92

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,584,466.49
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: July 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory             $      -
Add: purchases                  $      -
Less: goods sold                $      -
                                --------
Ending inventory                $      -
                                ========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $      -
Payroll taxes due but unpaid    $      -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR               AMOUNT OF               NUMBER OF               AMOUNT OF
  NAME OF CREDITOR/LESSOR        PAYMENT IS DUE          REGULAR PAYMENT        PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
  -----------------------        --------------          ----------------       --------------------    -------------------
Waterton Printers Square           Monthly                 $ 12,784.41                   0                  $         -
One Wilshire Arcade                Monthly                 $ 24,965.68                   1                  $ 24,965.68

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: July 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                                    3RD PARTY*          INTERCOMPANY             TOTAL
                                                                 ------------------------------------------------------------
ACCOUNTS RECEIVABLE
             Beginning of month balance                          $ 100,024,810.63      $    119,099.49     $   100,143,910.12
             Add: sales on account                               $              -      $             -     $                -
             Less: customer credits                              $              -      $             -     $                -
             Less: collections                                   $              -      $             -     $                -
             Less: offsets                                       $              -      $             -     $                -
             Less: application of customer deposits                                    $             -     $                -
                                                                 ------------------------------------------------------------
             End of month balance                                $ 100,024,810.63      $    119,099.49     $   100,143,910.12
                                                                 ============================================================

0-30 Days                       31-60 Days                               61-90 Days         Over 90 Days       End of Month Total
---------                       ----------                               ----------         -------------      ------------------
$      -                         $      -                            $              -      $100,024,810.63     $   100,024,810.63

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                       3RD PARTY           INTERCOMPANY            TOTAL
                                                    ------------------------------------------------------------
Beginning of month balance                          $     534,436.18      $  7,822,773.48     $     8,357,209.66
Add: sales on account**                             $       8,301.86      $             -     $         8,301.86
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate    $      (8,301.86)     $      8,301.86     $                -
   Net cash advanced by Parent or Affiliate         $              -      $             -     $                -
   Credit extended by Parent or Affiliate           $              -      $             -     $                -
   Amounts collected on behalf of Affiliate         $              -      $             -     $                -
Less: payments                                      $              -      $             -     $                -
                                                    ------------------------------------------------------------
End of month balance                                $     534,436.18      $  7,831,075.34     $     8,365,511.52
                                                    ============================================================

0-30 Days              31-60 Days          61-90 Days          Over 90 Days      End of Month Total
---------              ----------          ----------          ------------      ------------------
$       -              $        -          $        -        $    534,436.18     $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: July 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.     Federal income taxes             Yes (X)              No ( )
2.     FICA withholdings                Yes (X)              No ( )
3.     Employee's withholdings          Yes (X)              No ( )
4.     Employer's FICA                  Yes (X)              No ( )
5.     Federal unemployment taxes       Yes (X)              No ( )
6.     State income tax                 Yes (X)              No ( )
7.     State employee withholdings      Yes (X)              No ( )
8.     All other state taxes             See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                            ____________________________________
                                            For the Debtor In Possession

                                            Henry C. Lyon
                                            Designated Officer

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                $   7,584,466.49
RECEIPTS:
       1. Receipts from Operations                               $              -
       2. Other Receipts                                         $              -
                                                                 ----------------
TOTAL RECEIPTS                                                   $              -
DISBURSEMENTS
       3. Net Payroll
           a. Officers                                           $              -
           b. Others                                             $              -
       4. Taxes
           a. Federal Income Taxes                               $              -
           b. FICA Withholdings                                  $              -
           c. Employee's withholdings                            $              -
           d. Employer's FICA                                    $              -
           e. Federal Unemployment Taxes                         $              -
           f. State Income Tax                                   $              -
           g. State Employee withholdings                        $              -
           h. All other state taxes                              $              -
       5. Necessary Expenses (Paid by Parent or Affiliate)
           a. Rent or mortgage payment(s)                        $              -
           b. Utilities                                          $              -
           c. Insurance                                          $              -
           d. Merchandise bought for manufacture or sell         $              -
           e. Other necessary expenses
               U.S. Trustee Fee                                  $         500.00
               Professional Fees                                 $      18,566.74
               Record Storage Fees                               $         666.13
                                                                 ----------------
TOTAL DISBURSEMENTS                                              $      19,732.87
Less:  Disbursements paid by Parent or Affiliates                $     (19,732.87)
                                                                 ----------------
ADJUSTED TOTAL DISBURSEMENTS                                     $              -
                                                                 ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $              -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                          $              -
                                                                 ----------------
ENDING BALANCE IN Bank of America 3751607047                     $   6,764,955.57
ENDING BALANCE IN Bank of America 3751567556                     $     819,510.92
                                                                 ----------------
ENDING BALANCE IN ALL ACCOUNTS                                   $   7,584,466.49
                                                                 ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: August 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory                 $         -
Add: purchases                      $         -
Less: goods sold                    $         -
                                    -----------
Ending inventory                    $         -
                                    ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period       $         -
Payroll taxes due but unpaid        $         -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                   DATE REGULAR            AMOUNT OF               NUMBER OF                AMOUNT OF
   NAME OF CREDITOR/LESSOR        PAYMENT IS DUE        REGULAR PAYMENT       PAYMENTS DELINQUENT        PAYMENTS DELINQUENT
   -----------------------        --------------        ----------------      --------------------       -------------------
Waterton Printers Square             Monthly            $      12,784.41               0                 $                -
One Wilshire Arcade                  Monthly            $      24,965.68               1                 $         24,965.68

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: August 31, 2003

STATEMENT OF AGED RECEIVABLES


                                                                   3RD PARTY*          INTERCOMPANY             TOTAL
                                                                 ------------------------------------------------------------
ACCOUNTS RECEIVABLE
             Beginning of month balance                          $ 100,024,810.63      $    119,099.49     $   100,143,910.12
             Add: sales on account                               $              -      $             -     $                -
             Less: customer credits                              $              -      $             -     $                -
             Less: collections                                   $              -      $             -     $                -
             Less: offsets                                       $              -      $             -     $                -
             Less: application of customer deposits                                    $             -     $                -
                                                                 ------------------------------------------------------------
             End of month balance                                $ 100,024,810.63      $    119,099.49     $   100,143,910.12
                                                                 ============================================================

0-30 Days            31-60 Days            61-90 Days         Over 90 Days       End of Month Total
---------            ----------            ----------         ------------       ------------------
$      -             $        -            $        -        $100,024,810.63     $   100,024,810.63

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                       3RD PARTY          INTERCOMPANY             TOTAL
                                                    ------------------------------------------------------------
Beginning of month balance                          $     534,436.18      $  7,831,075.34     $     8,365,511.52
Add: sales on account**                             $      19,732.87      $             -     $        19,732.87
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate    $     (19,732.87)     $     19,732.87     $                -
   Net cash advanced by Parent or Affiliate         $              -      $             -     $                -
   Credit extended by Parent or Affiliate           $              -      $             -     $                -
   Amounts collected on behalf of Affiliate         $              -      $             -     $                -
Less: payments                                      $              -      $             -     $                -
                                                    ------------------------------------------------------------
End of month balance                                $     534,436.18      $  7,850,808.21     $     8,385,244.39
                                                    ============================================================

 0-30 Days             31-60 Days               61-90 Days         Over 90 Days       End of Month Total
----------              ---------               ----------         ------------       ------------------
$       -               $       -               $       -         $    534,436.18     $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: August 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.    Federal income taxes                      Yes (X)                 No ( )
2.    FICA withholdings                         Yes (X)                 No ( )
3.    Employee's withholdings                   Yes (X)                 No ( )
4.    Employer's FICA                           Yes (X)                 No ( )
5.    Federal unemployment taxes                Yes (X)                 No ( )
6.    State income tax                          Yes (X)                 No ( )
7.    State employee withholdings               Yes (X)                 No ( )
8.    All other state taxes                        See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                         _______________________________________
                                         For the Debtor In Possession

                                         Henry C. Lyon
                                         Designated Officer

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                $   7,584,466.49
RECEIPTS:
       1. Receipts from Operations                               $      29,224.54
       2. Other Receipts                                         $              -
                                                                 ----------------
TOTAL RECEIPTS                                                   $      29,224.54
DISBURSEMENTS
       3. Net Payroll
           a. Officers                                           $              -
           b. Others                                             $              -
       4. Taxes
           a. Federal Income Taxes                               $              -
           b. FICA Withholdings                                  $              -
           c. Employee's withholdings                            $              -
           d. Employer's FICA                                    $              -
           e. Federal Unemployment Taxes                         $              -
           f. State Income Tax                                   $              -
           g. State Employee withholdings                        $              -
           h. All other state taxes                              $              -
       5. Necessary Expenses (Paid by Parent or Affiliate)
           a. Rent or mortgage payment(s)                        $              -
           b. Utilities                                          $              -
           c. Insurance                                          $              -
           d. Merchandise bought for manufacture or sell         $              -
           e. Other necessary expenses
               Professional Fees                                 $      16,955.04
               Record Storage Fees                               $         666.13
                                                                 ----------------
TOTAL DISBURSEMENTS                                              $      17,621.17
Less:  Disbursements paid by Parent or Affiliates                $     (17,621.17)
                                                                 ----------------
ADJUSTED TOTAL DISBURSEMENTS                                     $              -
                                                                 ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $      29,224.54

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                          $              -
                                                                 ----------------
ENDING BALANCE IN Bank of America 3751607047                     $   6,794,180.11
ENDING BALANCE IN Bank of America 3751567556                     $     819,510.92
                                                                 ----------------
ENDING BALANCE IN ALL ACCOUNTS                                   $   7,613,691.03
                                                                 ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2003

Bank:                             Bank of America
Location:                         Dallas, TX
Account Name:                     Customer Connection Analyzed Checking
Account Number:                   3751607047

      DATE RECEIVED                 DESCRIPTION              AMOUNT
      -------------                 -----------              ------
Receipts from Operations:
       9/8/2003                   SAC Fox Casino           $  9,294.08
       9/8/2003                  Telecom Services            12,430.46
       9/18/2003                  Circulation III             7,500.00
                                                           -----------
                                                     Total $ 29,224.54
                                                           ===========
Other Receipts:
                                                           $         -
                                                           -----------
                                                     Total $         -
                                                           ===========

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                    For the Month Ending: September 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory                  $        -
Add: purchases                       $        -
Less: goods sold                     $        -
                                     ----------
Ending inventory                     $        -
                                     ==========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period        $        -
Payroll taxes due but unpaid         $        -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                DATE REGULAR             AMOUNT OF              NUMBER OF                  AMOUNT OF
NAME OF CREDITOR/LESSOR        PAYMENT IS DUE         REGULAR PAYMENT      PAYMENTS DELINQUENT       PAYMENTS DELINQUENT
------------------------       --------------         ---------------      -------------------       -------------------
Waterton Printers Square          Monthly             $     12,784.41              0                 $                 -
One Wilshire Arcade               Monthly             $     24,965.68              1                 $         24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                    For the Month Ending: September 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                                     3RD PARTY*         INTERCOMPANY                TOTAL
                                                                  ----------------     --------------         ----------------
ACCOUNTS RECEIVABLE
                 Beginning of month balance                       $ 100,024,810.63     $   119,099.49         $ 100,143,910.12
                 Add: sales on account                            $              -     $            -         $              -
                 Less: customer credits                           $              -     $            -         $              -
                 Less: collections                                $     (29,224.54)    $            -         $     (29,224.54)
                 Less: offsets                                    $              -     $            -         $              -
                 Less: application of customer deposits                                $            -         $              -
                                                                  ----------------     --------------         ----------------
                 End of month balance                             $  99,995,586.09     $   119,099.49         $ 100,114,685.58
                                                                  ================     ==============         ================

0-30 Days          31-60 Days       61-90 Days         Over 90 Days           End of Month Total
---------          ----------       ----------        ---------------         ------------------
$       -          $        -       $        -        $ 99,995,586.09         $    99,995,586.09

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

ACCOUNTS RECEIVABLE                                 3RD PARTY*         INTERCOMPANY                TOTAL
                                                 ----------------     --------------         ----------------
Beginning of month balance                       $     534,436.18     $ 7,850,808.21         $   8,385,244.39
Add: sales on account**                          $      17,621.17     $            -         $      17,621.17
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $     (17,621.17)    $    17,621.17         $              -
  Net cash advanced by Parent or Affiliate       $              -     $            -         $              -
  Credit extended by Parent or Affiliate         $              -     $            -         $              -
  Amounts collected on behalf of Affiliate       $              -     $            -         $              -
Less: payments                                   $              -     $            -         $              -
                                                 ----------------     --------------         ----------------
End of month balance                             $     534,436.18     $ 7,868,429.38         $   8,402,865.56
                                                 ================     ==============         ================

0-30 Days          31-60 Days       61-90 Days         Over 90 Days           End of Month Total
---------          ----------       ----------        ---------------         ------------------
$       -          $        -       $        -        $    534,436.18         $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                    For the Month Ending: September 30, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

        1.      Federal income taxes                 Yes (X)        No ( )

        2.      FICA withholdings                    Yes (X)        No ( )

        3.      Employee's withholdings              Yes (X)        No ( )

        4.      Employer's FICA                      Yes (X)        No ( )

        5.      Federal unemployment taxes           Yes (X)        No ( )

        6.      State income tax                     Yes (X)        No ( )

        7.      State employee withholdings          Yes (X)        No ( )

        8.      All other state taxes                     See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          _____________________________________
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer

                             OPERATING REPORT Page 6